SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     September 17, 2001

ISCO INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22302 (Commission file number)	36-3688459 (I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois (Address of Principal Executive Offices)	60056 (Zip Code)

(847) 391-9400
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Press Release issued on 9/17/01

Item 5. Other Events.

      On September 17, 2001, ISCO International, Inc. (“ISCO”) issued a press release announcing that it will be seeking triple damages plus attorney’s fees from Conductus, Inc. and Superconductor Technologies, Inc. in the recently announced patent infringement action brought by ISCO (U.S. Patent No. 6,263,215). In addition, ISCO announced that it will be offering to enter into licenses with Conductus’ and STI’s existing customers that would allow them to continue to use Conductus and STI products that infringe the ISCO patent for units placed in service on or before July 17, 2001. A complete copy of the press release is filed herewith as Exhibit 99.1.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on September 17, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: September 18, 2001		ISCO International, Inc.

	By:	/s/ Charles F. Willes Charles F. Willes Principal and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on September 17, 2001.

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